Right-of-use assets	12 Months Ended
Dec. 31, 2022
Operating Lease Right Of Use Assets [Abstract]
Right-of-use assets	Right-of-use assets:

December 31, 2022	Cost	Accumulated amortization	Net book value
Vessel operating leases	$835.5	$(335.5)	$500.0
Vessel finance leases	246.6	(7.9)	238.7
Other operating leases	15.6	(7.6)	8.0
Right-of-use assets	$1,097.7	$(351.0)	$746.7

December 31, 2021	Cost	Accumulated amortization	Net book value
Vessel operating leases	$1,066.6	$(350.0)	$716.6
Office operating leases	15.8	(7.5)	8.3
Right-of-use assets	$1,082.4	$(357.5)	$724.9

During the year ended December 31, 2022, the Company exercised options under existing lease financing arrangements to purchase four 10,000 TEU vessels. The purchases are expected to complete in January through September 2023, at the pre-determined purchase price of $52,690,000 per vessel.
During the year ended December 31, 2022, the amortization in right-of-use assets were $107,504,000 (2021 – $125,800,000; 2020 – $120,140,000, respectively).